Supplement dated June 7, 2024
to the following updating summary prospectus(es):
Nationwide Destination B 2.0 and Nationwide Destination Navigator 2.0 dated May 1, 2024
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
In the table under the Custom Choice Asset Rebalancing Service Investment Options sub-section in Appendix: Underlying Mutual Funds Available Under the Contract, the American Funds Insurance Series® - Global Small Capitalization Fund: Class 4 is incorrectly listed as available in Group A, and is corrected to be available in Group B.
Effective on May 1, 2024, the following underlying mutual fund is added as an investment option under the contract.
•
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Large Cap Growth Portfolio: Class B
Accordingly, Appendix: Underlying Mutual Funds Available Under the Contract is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Large Cap Growth Portfolio: Class B Investment Advisor: AllianceBernstein L.P.	0.91%*	34.79%	17.56%	14.60%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
USP-0106